Filed Pursuant to Rule 497(e)
1933 Act File No. 033-17423
1940 Act File No. 811-05339

Concorde Funds, Inc.
Concorde Wealth Management Fund

February 15, 2019

Supplement to the Prospectus dated January 31, 2019
The Board of Directors has called a special shareholder meeting to elect three directors.  Shareholders of the Fund as of the record date, January 31, 2019, will receive a proxy statement seeking their vote to elect the directors.  The shareholder meeting date is March 20, 2019.
More information is available in the proxy statement.  The proxy statement has been filed with the U.S. Securities and Exchange Commission ("SEC"), and is posted on the internet at https://www.proxy-direct.com/cwm-30489.  Shareholders are urged to read the proxy statement and proxy card because they contain important information about the Fund, the election of directors and related matters.  Shareholders may obtain a free copy of the proxy statement and proxy card and other documents filed with the SEC at the SEC's web site at www.sec.gov.  The proxy statement and other related SEC documents filed with the SEC may also be obtained free of charge by writing to Concorde Funds, Inc., Attention: Secretary, 8383 Preston Center Plaza Drive, Suite 360, Dallas, Texas 75225, or by calling U.S. Bank Global Fund Services at 1‑800‑294-1699.
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Prospectus Supplement Dated February 15, 2019
Please Read Carefully and Keep for Future Reference